TRANSAMERICA FUNDS

Supplement to the Currently Effective Class I2 Prospectus

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     Transamerica JPMorgan Long/Short Strategy (formerly Transamerica BNY Mellon Market Neutral Strategy)

The table under the section entitled “Fees and Expenses” on page 25 of the Prospectus is deleted and replaced in its entirety with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.30%[a]
Distribution and service (12b-1) fees	None
Other Expenses	0.12%
Dividend expense on short sales[b]	2.09%
Total annual fund operating expenses	3.51%
Expense reduction[c]	0.00%
Total annual fund operating expenses after expense reduction	3.51%
[a]	Effective January 6, 2011, the fund’s management fee was reduced from 1.40% to 1.30%. The amounts set forth above have been restated to reflect the new management fee.
[b]

When a cash dividend is declared on a stock the fund has sold short, the fund is required to pay an amount equal to that dividend to the party from whom the fund borrowed the stock and to record the payment of the dividend as an expense.

[c]

Contractual arrangements have been made with the fund’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2011, to waive fees and/or reimburse fund expenses to the extent that the fund’s total operating expenses exceed 1.65%, of average daily net assets (excluding extraordinary expenses and dividend expense on short sales). TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized fund operating expenses are less than the cap, excluding extraordinary expenses and dividend expense on short sales. The expense cap may be terminated by the fund’s Board of Trustees at any time.

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The table under the section entitled “Example” on page 25 of the Prospectus is deleted and replaced in its entirety with the following:

1 year	3 years	5 years	10 years
$354	$1,077	$1,822	$3,783

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The following is added as paragraph two under the section entitled “Performance” on page 27 of the Prospectus:

Prior to January 6, 2011, the fund was named Transamerica BNY Mellon Market Neutral Strategy, had a different sub-adviser and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

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The table under the section entitled “Performance - Average Annual Total Returns” on page 28 of the Prospectus is deleted and replaced in its entirety with the following:

Average Annual Total Returns (periods ended December 31, 2009)1

	1 Year	10 Years or Inception[2]

Return before taxes	-10.52%	-3.57%
Return after taxes on distributions[3]	-10.52%	-4.30%
Return after taxes on distributions and sale of fund shares[3]	-6.83%	-3.37%
Bank of America Merrill Lynch 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.21%	2.40%
Standard & Poor’s 500 Composite Stock Index (reflects no deduction for fees, expenses or taxes)	26.46%	-5.64%
Bank of America Merrill Lynch 3-Month Treasury Bill +3% Wrap Index (reflects no deduction for fees, expenses or taxes)[4]	3.26%	5.52%
[1]

Actual returns may depend on the investor’s individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

[2]	Class I2 commenced operations on January 3, 2007.
[3]	The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
[4]

This index served as the benchmark for the fund prior to January 6, 2011, at which time it was replaced with the Bank of America Merrill Lynch 3-Month Treasury Bill Index and the Standard & Poor’s 500 Composite Stock Index (secondary). This benchmark index change was made to more accurately reflect the principal strategies of the fund.

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Investors Should Retain this Supplement for Future Reference

January 6, 2011